SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                           MAY 20, 2004 (MAY 19, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                     1-13726                     73-1395733
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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     (Address of principal executive offices)                   (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER MATTERS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on May 19, 2004. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                        PRIVATE OFFERING OF SENIOR NOTES

OKLAHOMA CITY, OKLAHOMA, MAY 19, 2004 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it intends to commence a private placement offering to eligible purchasers of $300 million of a new issue of senior notes due 2014. The notes are expected to be eligible for resale under Rule 144A. The private offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States only to non-U.S. investors.

Chesapeake intends to use the net proceeds of the offering, together with borrowings under its credit facility and cash on hand, to fund its previously announced $425 million pending acquisition of Greystone Petroleum LLC.

The notes being offered have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the notes.


THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

Chesapeake Energy Corporation is one of the six largest independent U.S. natural gas producers. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent, Permian Basin, South Texas, Texas Gulf Coast and Ark-La-Tex regions of the United States. The company's internet address is WWW.CHKENERGY.COM.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHESAPEAKE ENERGY CORPORATION



                                    By:     /S/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                                Aubrey K. McClendon
                                             Chairman of the Board and
                                             Chief Executive Officer

Dated:        May 20, 2004

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